UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                             -----------------------

                Date of Report (Date of earliest event reported):
                                October 22, 2001


                                 USX Corporation
 ------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                1-5153                25-0996816
   ---------------     ----------------------    -------------------
   (State or other        (Commission File          (IRS Employer
   jurisdiction of             Number)           Identification No.)
    incorporation)

 600 Grant Street, Pittsburgh, PA              15219-4776
----------------------------------             ----------
 (Address of principal executive               (Zip Code)
             offices)

                                 (412) 433-1121
                         ------------------------------
                         (Registrant's telephone number,
                              including area code)

Item 5. Other Events

USX Corporation is furnishing information for the October 22, 2001 USX-Marathon Group and USX-U. S. Steel Group Earnings Releases. Attached are copies of the releases in substantially the form released.

Item 7. Financial Statements and Exhibits

     (c)  Exhibits

         99.1.     USX-Marathon Group Earnings Release
         99.2.     USX-U. S. Steel Group Earnings Release


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USX CORPORATION


By   /s/ Larry G. Schultz
     ---------------------------
     Larry G. Schultz
     Vice President - Accounting



Dated:  October 22, 2001